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                                                      Exhibit 10.6

                                        LEASE


         THIS INDENTURE made as of _____________, 199_, by and between CULBRO CORPORATION, a New York corporation having an office in the Town of Granby, County of Hartford and State of Connecticut (hereinafter called "Lessor"), and GENERAL CIGAR CO., INC., a Delaware corporation organized and existing under the laws of the State of Delaware and having a place of business in the Town of Simsbury, County of Hartford and State of Connecticut (hereinafter called "Lessee"):

                                  W I T N E S S E T H:


   That the Lessor, for and in consideration of the rents and covenants hereinafter reserved and contained, and to be paid, kept and fulfilled on the part of the Lessee, has let, and by these presents does grant, let, and demise unto the said Lessee those various premises described in Exhibit A and identified on the maps attached hereto, situated in the counties of Hampden and Hampshire in the Common Wealth of Massachusetts, and in the Counties of Hartford and Tolland in the State of Connecticut.

         TO HAVE AND TO HOLD:

         1. Those parcels set forth on Exhibit A and identified on the maps attached hereto, for the term commencing ___________, 199_ and ending ____________, 199_.

         2. Lessee shall pay as rent during the term of this Lease and any extensions thereof, all real estate taxes, including water and sewer rents, rates, duties, levies and assessments whatsoever, whether municipal, legislative or otherwise, charged upon the premises

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to be leased hereunder, which arise in connection with the use, occupancy, ownership or possession of the premises or improvements thereto. If any allocation of tax due on the premises hereunder must be made between Lessee and other divisions or subsidiaries of Lessor by reason of common tax bills rendered to Lessor on said premises, such allocation shall be made by [Irving Laevin] on behalf of Lessor and Lessee and such allocation shall be deemed conclusive. Any additional rent a rising out of any tax increase shall be determined and fixed on the basis of the yearly tax bills rendered to Lessor by the appropriate taxing body. If any part of the term of this Lease is less than the full taxable year, any tax shall be pro-rated on a daily basis between the parties to the end that Lessee shall only pay the tax attributable to the portion of the taxable year occurring within the term of this Lease. All payments to Lessor by Leases as rent shall be due and payable upon receipt of the tax bills relating to said premises.

         3.   The Lessee, in consideration of said leasing, agrees:

              a. To use the premises for the purpose of growing tobacco for the business purposes of the Lessee and for such associated purposes including the holding of land for such purposes and the growing of cover crops to preserve the integrity and usefulness of said land for the growing of tobacco. Lessee shall not use such land for any other object or purpose except upon the written consent of the Lessor.

              b. Not to assign this Lease nor sublet the premises or any portion thereof without the written consent of the Lessor.

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              c.   To only use chemicals, pesticides, fertilizers and such
         other substances upon crops growing upon the leased premises which have been approved for such use(s) by the State of Connecticut Department of Environmental Protection and/or the Federal Environmental Protection Agency.

              d. To indemnify and save the Lessor harmless from any personal injuries occurring upon the leased premises or damage to the leased premises or to the property of others (including pollution caused by a groundwater contamination) arising out of the use of the leased premises by the Lessee.

              e. To indemnify and save the Lessor harmless from any personal injuries occurring upon the leased premises arising out of the use of the same by the Lessee.

              f. Not to erect or place any structure or buildings on said leased premises without the written permission of the Lessor.

              g. At the termination of this Lease to seed down with a sufficient cover crop those portions of the leased premises which have been used by the Lessee during the term of said Lease.

         4. The Lessor, in consideration of the agreements of the Lessee set forth above, represents and agrees as follows:

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              a.   That the crop grown upon the leased premises is personal
         property and the sole property of the Lessee, that the Lessor shall acquire no property or other interest in the same, and that the Lessee shall have the right to remove any and all such stock at any time during said Lease and shall have the right to remove all of said stock at the termination of said Lease.

              b. That this Lessor is fully empowered to lease the premises on the terms herein set forth and that said promises may be used by the Lessee in the manner herein provided without violating any law or any restrictions on the use of said premises whether or not appearing of record.

         5. The Lessor may, at the request of the Lessee, extend the term of this Lease with respect to one or more or all of the parcels or parts thereof on Exhibit A as the Lessee may designate, for another successive
[two (2) year]period, for the purposes stated in Section 3 herein, at a rental sum to be agreed upon by the parties hereto for the designated parcels. The Lessee shall notify the Lessor in writing not less than six (6) months prior to the commencement of such extension period of its request to extend the term of this Lease.

         6. The Lessor may terminate this lease with respect to acres of such land annually upon one years' prior notice.

         7. If default shall be made in any of the covenants herein contained and thereby kept and fulfilled on the part of the Lessee, then it shall be lawful for the Lessors at any time after such neglect or default and after fifteen (15) days written notice of the Lessee, during which fifteen
(15) days the Lessee may cure said default or undertake to cure the same and

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thereby negate Lessor's right to claim the default, to re-enter and take possession of said leased premises and such re-entry and taking possession shall end and terminate this Lease.

         8. If at any time a petition to have Lessee adjudicated a bankrupt, or a petition for reorganization or arrangement under any of the laws of the United States relating to bankruptcy be filed by Lessee, or be filed against Lessee and not be dismissed within sixty (60) days from the date of such filing, or if the assets of Lessee or the business conducted by Lessee on the leased promises be assumed by any trustee or other person pursuant to any judicial proceeding, or if Lessee becomes insolvent or fails in business or makes an assignment for the benefit of creditors, Lessee shall immediately notify the Lessor and the occurrence of any such contingency or the failure to give notice of such contingency shall be deemed to constitute and shall be construed as a repudiation of the obligations of Lessee and a breach of this Lease. Lessor may, at Lessor's election, terminate this Lease in the event of the occurrence of any of the events in this paragraph above described by giving not less than three (3) days written notice to Lessee, and upon such termination, Lessor may re-enter the leased premises, and this Lease shall not be treated as an asset of Lessee's estate.

         9. At the expiration of the said term or other termination of the Lease, the said Lessee will quit and surrender the premises hereby demised in as good state and condition as reasonable use and good husbandry will permit, damage by the elements excepted and the Lessor shall have the right to enter said premises for the purposes of showing the same to applicants for hiring the same at any reasonable time.

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         10.  The failure of the Lessor to insist on the strict performance of the terms, agreements and conditions herein contained, or any of them, shall not constitute or be considered as a waiver or relinquishment of the Lessor's right thereafter to enforce any such term, agreement or condition, but the same shall continue in full force and affect.

         11. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto. Lessee may not assign this Lease without the prior written consent of Lessor.

         12. This Agreement shall be governed by the laws of the State of New York and shall be the entire agreement between the parties hereto with respect to the subject premises appearing on Exhibit A hereto.

         IN WITNESS WHEREOF, the Parties hereto have hereunto set their hands and seals the day and year above written.

                                       CULBRO CORPORATION



____________________________           By:______________________________
Witness                                   Name:
                                          Title:

                                       GENERAL CIGAR CO., INC.


____________________________           By:______________________________
Witness                                   Name:
                                          Title:

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STATE OF NEW YORK  )
                   )    ss:
COUNTY OF NEW YORK )

         Personally appeared this date ________________, who acknowledged himself to be the __________________ of Culbro Corporation, and that as such ___________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Corporation by himself as _____________________, as his free act and deed and the free act and deed to the Corporation, before me.

Dated:___________________________


_________________________________
Notary Public


STATE OF NEW YORK       )
                        )    ss:
COUNTY OF NEW YORK      )

         Personally appeared this date _____________, who acknowledged himself to be the _____________ of General Cigar Co., Inc., and that as such _____________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Corporation by himself as ____________, as his free act and deed and the free act and deed to the Corporation, before me.

Dated: ____________________________


___________________________________
Notary Public

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